UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TORRAY FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE TORRAY FUND

A Series of The Torray Fund

c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-800-626-9769

October 11, 2022

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of the Torray Fund (the “Old Fund”), a series of The Torray Fund (the “Trust”), a Massachusetts business trust. The meeting is scheduled to be held at 11:00 a.m., Eastern Time, on November 1, 2022, at the offices of Torray LLC located at 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814. Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval in connection with one proposal. The proposal is to reorganize the Old Fund into a newly created series (the “New Fund”) of The RBB Fund Trust (“RBB”), a Delaware statutory trust with its principal offices in Milwaukee, Wisconsin (the “Reorganization”). The Old Fund is a regulated investment company and organized as a series of the Trust.

If shareholders approve the Reorganization, it will take effect on or about December 9, 2022.

Upon the closing of the Reorganization, the Old Fund shares you currently own would be exchanged on a tax-free basis for corresponding shares of the New Fund with same aggregate value.

The Reorganization will not result in any change to the investment objective, principal and non-principal investment strategies, risks, fundamental and non-fundamental investment limitations and policies, of the Old Fund. Torray LLC (the “Adviser”), the investment adviser to the Old Fund, will continue to serve as the investment adviser to the New Fund.

As a result of the Reorganization, both the gross and the net operating expenses associated with your investment in the Old Fund are projected to decrease to 0.93%, in the New Fund, which is below the 0.95% expense ratio cap of the New Fund’s Operating Expense Limitation Agreement (“New Fund OELA”), more than 0.20% lower than the Old Fund’s gross expense ratio in each of the last five fiscal years, and more than 0.12% lower than the Old Fund’s net expense ratio in each of the last five fiscal years, all as shown in the Old Fund’s December 31, 2021 annual report.

Your account number and profile (including wiring instructions), and the Fund telephone number will remain the same.

More information on the specific details and reasons for the Reorganization are contained in the enclosed Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully. The Board of Trustees of the Trust, on behalf of the Old Fund, unanimously recommends that you vote “FOR” the Reorganization. In approving the Reorganization, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of the Old Fund and its shareholders, and that the interest of the Old Fund’s shareholders would not be diluted because of the Reorganization.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. Please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope or by calling the toll-free number on your proxy card to vote by telephone. Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of the Trust may be voted only in person or by written proxy.

If you have any questions, please call us at 1-800-337-3053 and we will be glad to assist you.

Sincerely,

/s/ Shawn M. Hendon
Shawn M. Hendon
President
The Torray Fund

THE TORRAY FUND

A Series of The Torray Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-800-626-9769

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 1, 2022

Dear Shareholders:

The Board of Trustees of The Torray Fund (the “Trust”), an open-end management investment company organized as a Massachusetts business trust, has called a special meeting of the shareholders of the Torray Fund (the “Old Fund”), the sole series of the Trust, to be held at the offices of Torray LLC located at 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814, on November 1, 2022 at 11:00 a.m., Eastern Time (the “Special Meeting”).

The shareholders of the Old Fund are being asked to consider the following proposals:

(1)  To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Old Fund to a corresponding newly created series of The RBB Fund Trust (the “New Fund” and together with the Old Fund, each a “Fund”).  The transfer would be (a) an exchange of your Old Fund shares for shares of the New Fund, which would be distributed pro rata by the Old Fund to the holders of its shares in complete liquidation of the Old Fund, and (b) the assumption by the New Fund of all of the liabilities of the Old Fund (“Reorganization”).

(2) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

If the Reorganization is approved and consummated, Torray LLC, the investment manager to the Old Fund (the “Adviser”), will continue to serve as investment adviser for the New Fund, and the persons responsible for the day-to-day management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Old Fund or its shareholders as a result of the Reorganization.

The Reorganization will not result in any change to the investment objective, principal and non-principal investment strategies, risks, fundamental and non-fundamental investment limitations and policies of the Old Fund.

The Trust has fixed the close of business on August 29, 2022 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Old Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

The Board of Trustees of the Trust has carefully reviewed proposal 1 relating to the Reorganization and recommends that you vote “FOR” the Reorganization. In approving the Reorganization, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of the Old Fund and its shareholders, and that the interest of the Old Fund’s shareholders would not be diluted as a result of the Reorganization.

If you have any questions, please call 1-800-337-3503. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy card.

By Order of the Board of Trustees,

/s/ William M Lane
William M Lane
Secretary
The Torray Fund

October 11, 2022

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY
TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE
WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

We urge you to submit your proxy as soon as possible. To vote, you may use any of the following methods:

●	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

●	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.

●	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

●	At the Meeting. Shareholders of record as of the close of business on August 29, 2022, will be able to attend and participate in the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting.

PROXY STATEMENT

Table of Contents

INTRODUCTION	1
PROPOSAL	10
OVERVIEW	10
BOARD CONSIDERATIONS	10
COMPARISON OF THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE FUNDS	11
COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS	13
COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	15
PERFORMANCE INFORMATION	17
COMPARISON OF SHAREHOLDER SERVICES	18
COMPARISON OF VALUATION PROCEDURES	19
MANAGEMENT	19
COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS	20
SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	21
FEDERAL INCOME TAX CONSEQUENCES	22
CERTAIN INFORMATION REGARDING THE RBB TRUSTEES AND OFFICERS	23
ADDITIONAL INFORMATION	28
OTHER BUSINESS	30
SUBMISSION OF SHAREHOLDER PROPOSALS	30
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	30
SOLICITATION OF SHAREHOLDER VOTE	30
QUORUM AND REQUIRED VOTE FOR THE OLD FUND	30
HOUSEHOLDING	31
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

i

THE TORRAY FUND

A Series of The Torray Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-800-626-9769

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 1, 2022

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of The Torray Fund (the “Trust”) on behalf of the Torray Fund, a series of the Trust (the “Old Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Special Meeting”) to be held at the offices of Torray LLC (the “Adviser” or “Torray”)) located at 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814 on November 1, 2022 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and Proxy Card will be mailed to shareholders on or about October 18, 2022.

The Special Meeting has been called by the Board of Trustees for the following purposes:

Proposals

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Old Fund to a corresponding newly created series of The RBB Fund Trust (the “New Fund” and together with the Old Fund, each a “Fund”).  The transfer would be (a) an exchange of your Old Fund shares for shares of the New Fund, which would be distributed pro rata by the Old Fund to the holders of its shares in complete liquidation of the Old Fund, and (b) the assumption by the New Fund of all of the liabilities of the Old Fund (“Reorganization”).

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record of the Old Fund at the close of business on August 29, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

A copy of the Old Fund’s most recent annual and/or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Torray Fund, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 1-800-626-9769.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 1, 2022: This proxy statement is available on the Internet at https://www.proxy-direct.com/usb-32906.

QUESTIONS AND ANSWERS

WHAT IS THE PURPOSE OF THE REORGANIZATION?

The primary purpose of the Reorganization is to move the Old Fund from the Trust to RBB Trust. Over the past nine months, Torray’s management has considered various business, operational and corporate governance models for the Old Fund in an effort to realize operational efficiencies while also maintaining the high quality of investment advisory and other services provided to Fund shareholders. After considering these various options, Torray determined that the Old Fund would benefit from certain expense reductions and operational streamlining associated with joining a shared governance and service provider structure in common with other mutual funds (“Shared Governance Structure”), including funds managed by investment advisers totally unaffiliated with Torray. Such structures, which are also referred to as “shared trusts” or “multiple series trusts”, are designed to provide an efficient governance and operations solution for mutual funds and their advisers, permitting participating investment advisers to focus effort and resources on providing advisory services and marketing and growing their funds.

Early in 2022, Torray informed the Trust’s Board that it had determined that the Old Fund would benefit from joining a Shared Governance Structure, and that it wished to move forward in pursing this option. The Board agreed with this assessment and over the next several weeks, with the assistance of management and counsel, initiated a request for proposal process (“RFP”) that included three different multiple series trust sponsors. Representatives of each of the multiple series trust sponsors presented their respective proposals to the Board, management, and counsel, which included proposed pricing from each such sponsor.

Following these presentations and discussions, Torray’s management met with the Board and informed the Trustees that of the three shared trust options, it preferred to associate with the RBB fund complex, a Shared Governance Structure that includes under its umbrella two mutual fund families – The RBB Fund, Inc. and what is now known as The RBB Fund Trust (“RBB Trust”) – that currently are jointly comprised of 58 series funds advised by 14 different investment advisers.1 Torray’s management explained to the Board that it believed RBB to be the best solution for the Old Fund and its shareholders for the following reasons: (1) RBB’s Shared Governance Structure offered the most efficient and lowest cost solution, which would result in a lower expense ratio and better investment results for Fund shareholders; (2) RBB’s cost efficiencies were attributable to the fact that costs were shared formulaically with all of the series funds in RBB’s two fund families, which conduct simultaneous quarterly Board meetings with a common Board and Fund officers; (3) Fund shareholders would experience minimal changes to their investment experience because RBB, in both of its fund families, uses many of the same operational service providers as the Old Fund, and there would be no need for a service conversion for such operations; (4) in connection with the proposed Reorganization, Torray would agree to a lower contractual advisory fee rate than it currently receives and also would contractually agree to a lower expense ratio cap than is currently in place, to the further benefit of Fund shareholders; and (5) RBB has a demonstrated track record in helping its constituent funds grow fund assets, which would result in additional economies of scale and cost savings.

[1]	The RBB Fund, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that organized as a Maryland corporation on February 29, 1988, It currently consists of 48 separate portfolios. RBB Trust is an open-end management investment company that was established as a Delaware statutory trust on August 29, 2014, originally under the name Penn Capital Funds Trust ("Penn Capital Trust”). Penn Capital Trust was originally a proprietary fund family comprised exclusively of series funds advised by Penn Capital Management LLC (“Penn Capital”). In 2021, in connection with a proposed change-in-control acquisition of Penn Capital, shareholders of each Penn Capital Trust series were solicited by proxy to vote at a special shareholder meeting held on June 23, 2021 to approve a new investment advisory agreement between the Trust, on behalf of each of its series, and Penn Capital. At the same special meeting, shareholders were also asked to vote on a proposal to approve the election of eight new nominees to the Penn Capital Trust Board (the “Trustee Nominees”), replacing the three then-current members of that Board, all of whom were not standing for election and would cease to serve as Trustees of the Trust effective when the Trustee Nominees took office. The eight Trustee Nominees were all directors of The RBB Fund, Inc. Like the current situation, the rationale underlying the Penn Capital proxy vote to elect as Trustees the eight Trustee Nominees who were all directors of The RBB Fund, Inc was the Adviser’s belief that the Penn Capital Funds would benefit from RBB’s Shared Governance Structure. At a Special Meeting of Shareholders held on June 23, 2021, shareholders of each series of Penn Capital Trust approved the new investment advisory agreement between Penn Capital Trust and Penn Capital, on behalf of each series, as well as the proposal to elect the eight Trustee Nominees to the Board.
Effective July 28, 2022, the Penn Capital Trust was renamed The RBB Fund Trust (“RBB Trust”). It is currently comprised of 10 series funds. The Shared Governance Structure offered by RBB Trust and The RBB Fund Inc. is hereinafter referred to as “RBB” or the “RBB Fund complex”.

Following these discussions with management, the Trustees subsequently met in executive session to discuss the matter, and following deliberations, voted to pursue the RBB option, including an authorization to negotiate a plan of reorganization with RBB and to prepare proxy materials for shareholders to vote on such matters.

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

The Adviser to the Old Fund recommends that the Old Fund be reorganized as a series of RBB.

HOW WILL THE REORGANIZATION WORK?

The Reorganization will involve three steps:

●	the transfer of all the assets and liabilities of the Old Fund to the New Fund in exchange for the number of full and fractional shares of the New Fund equal to the number of full and fractional shares of the Old Fund then outstanding;
●	the pro rata distribution of shares of the New Fund to shareholders of record of the Old Fund as of the effective date of the Reorganization in full redemption of all shares of the Old Fund; and
●	the complete liquidation and termination of the Old Fund.

The total value of the New Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Old Fund that you held immediately before the Reorganization. The Adviser currently acts as the investment manager to the Old Fund and will continue to act as the investment adviser to the New Fund. The day-to-day investment management of the portfolio of the New Fund will be provided by the same portfolio managers that currently manage the Old Fund.

If shareholders do not approve the Reorganization, the Board will consider other appropriate action, which may include continuing to operate the Old Fund in its current structure, merging the Old Fund with another fund, or the liquidation of the Old Fund.

WILL THE OLD FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, RISKS OR FUNDAMENTAL INVESTMENT LIMITATIONS CHANGE IF THE PROPOSAL IS APPROVED?

Approval of the Reorganization will not affect the Fund’s investment objective (to build investor wealth over extended periods and to minimize shareholder capital gains liability by limiting the realization of long- and short-term capital gains), principal investment strategies, associated risks and/or fundamental investment limitations. In fact, the New Fund’s investment objective, principal investment strategies, associated risks and fundamental investment limitations are identical to those of the Old Fund.

WILL THE OLD FUND’S INVESTMENT ADVISER CHANGE IF THE PROPOSAL IS APPROVED?

The current investment manager to the Old Fund will act as the investment adviser to the New Fund. The day-to-day investment management of the portfolio of the New Fund will be provided by the same portfolio managers that currently manage the Old Fund.

HOW WILL APPROVAL OF THE REORGANIZATION AFFECT THE FUND’S EXPENSES?

The advisory fee of 0.85% that the Adviser will receive as a series of RBB Trust under its new advisory agreement (“New Advisory Agreement”) will be lower than the management fee of 1.00% that the Adviser received under its Management Agreement with the Old Fund (“Old Advisory Agreement”). The Old Advisory Agreement was structured as a partial “unified fee” where the Adviser was directly responsible for the payment of certain operating expenses of the Old Fund, which was accomplished pursuant to an Operating Expenses Limitation Agreement between the Old Fund and the Trust (the “Old OELA”). If shareholders approve the Reorganization, the Adviser will enter into a new Operating Expenses Limitation Agreement (“New OELA”) with a lower expense ratio cap than the Old OELA. Also, the fees for certain operational services that U.S. Bancorp Fund Services, LLC (“USBFS”) provided to the Old Fund and will provide to the New Fund (administration, fund accounting and transfer agency) will be less expensive for the New Fund than they were for the Old Fund. As a series of RBB Trust, operating expenses will consequently be lower for the New Fund than those of the Old Fund. Unlike the Old OELA, the Adviser will have a recoupment privilege under the New OELA. In addition, the New OELA will be in effect initially through December 31, 2025 and is subject to renewal annually thereafter by the Board. If the New OELA is not renewed at that time, the expense ratio of the New Fund may increase. See “Are there any material differences between the OLD advisory agreement and the New Advisory Agreement”and ARE THERE ANY MATERIAL DIFFERENCES BETWEEN THE OLD OELA AND THE NEW OELA” below.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

It is expected that neither the Old Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust and RBB expect to receive a tax opinion confirming this position. Shareholders should consult their tax adviser about possible tax consequences of the Reorganization, if any, in light of their individual circumstances, including any foreign, state and local tax consequences.

Are there any material differences between the old advisory agreement and the New advisory agreement?

There are certain differences between the Old Advisory Agreement and New Advisory Agreement. The Old Advisory Agreement is a partial unified fee structure pursuant to which the Adviser is required to pay certain operating expenses of the Old Fund. In particular, under the Old Advisory Agreement, the Adviser contractually receives a 1.00% fee, and is required to “furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of portfolio securities * * * .” The Old Advisory Agreement also requires the Adviser to “manage, supervise and conduct all of the affairs and business of the Fund and bear the expenses of all service providers to the Fund, furnish office space and equipment, and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the [Adviser] subject to the control of the Trustees and to the policies determined by the Trustees, as well as to the provisions of the Trust’s Agreement and Declaration of Trust, its By-laws * * * and the investment objectives, policies and restrictions stated in the Fund’s prospectus.” To fulfill its obligations under the Old Advisory Agreement to pay the expenses of the Fund’s service providers, the Adviser and the Old Fund entered into the Old OELA, which is structured so as to ensure that payments for the Fund’s service providers are borne by the Adviser. Under the Old Advisory Agreement, no particular portion of the partial unified fee was designated for the provision of advisory services.

The New Advisory Agreement is not a partial unified fee structure, but instead is styled as a more traditional advisory agreement, for which the Adviser contractually receives a 0.85% fee. Under the New Advisory Agreement, subject to the supervision of the New Fund’s Board, the Adviser is required to “provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio.” The Adviser is also required to render its services “in accordance with the Portfolio's investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information” and to “render to the Fund's Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request * * * and to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.”

Because under the Old Advisory Agreement no particular portion of the 1.00% partial unified fee was designated for the provision of advisory services, and because the Old Advisory Agreement imposes on the Adviser certain financial obligations with respect to the payment of service provider fees that the New Advisory Agreement does not, a comparison of the contractual fees of the Old Advisory Agreement and the New Advisory Agreement is a bit of an apples to oranges comparison. However, what is true is that under the Old Advisory Agreement, the contractual fee that the Adviser is entitled to receive for the services that it provides under that agreement is 1.00%, subject to the obligation to pay service provider and other expenses, while under the New Advisory Agreement, the contractual fee that the Adviser is entitled to receive for the services that it provides under that agreement is 0.85%, with no obligation to pay service provider expenses.

For both the Old Fund and the New Fund, the Adviser is also directly responsible for the payment of intermediary and platform fees from its own legitimate profits.

Are there any material DIFFERENCES BETWEEN THE OLD OELA AND THE NEW OELA?

There are differences between the Old OELA and the New OELA. The Old OELA imposes a 1.00% cap on “Operating Expenses” of the Old Fund, a term which is defined to include “all expenses necessary or appropriate for the operation of the Fund”, but specifically excludes from its definition “any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, trustee fees and expenses, auditor fees and expenses, legal fees and expenses, insurance costs, registration and filing fees, printing postage and mailing expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation”. As previously noted, fee waivers and reimbursements under the Old OELA are not subject to recoupment.

The New OELA also has a lower net expense ratio cap on operating expenses of the New Fund, 0.95%, than the 1.00% cap of the Old OELA, meaning that shareholders of the New Fund will be subject to a lower expense ratio than shareholders of the Old Fund while the expense cap is in place. The New OELA also has narrower exclusions from the term “operating expenses” than the Old OELA, limiting such exclusions to “acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses”. As a consequence of the narrower exclusion, audit fees, legal fees and director/officer fees will all be subject to the expense ratio cap under the New OELA, whereas they were not subject to the expense cap under the Old OELA. However, unlike the Old OELA, under which the Adviser was not permitted to recoup any previously waived fees or reimbursed expenses, under the New OELA the Adviser will be permitted to recoup any advisory fees waived or expenses reimbursed for a period not to exceed three years from the date on which such waiver or reimbursement is made, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed (I) the expense limit in effect at the time of the waiver and (ii) the current expense limit in effect at the time of the recoupment. In addition, the New OELA is in effect for a three-year period, through December 31, 2025, and is subject to renewal annually thereafter if approved by the Board. If the New OELA is not renewed, the expense ratio of the New Fund may increase.

The gross and net expense ratio of the New Fund in its first year of operations is projected to be 0.93%, which is below the 0.95% expense ratio cap of the New OELA, more than 0.20% lower than the Old Fund’s gross expense ratio in each of the last five fiscal years, and more than 0.12% lower than the Old Fund’s net expense ratio in each of the last five fiscal years, all as shown in the Old Fund’s December 31, 2021 annual report. In addition to the lower contractual fee rate of the New Advisory Agreement, the lower net and gross expense ratio of the New Fund is attributable to the projected lower fees charged to the New Fund by the Old Fund’s and the New Fund’s primary service provider, U.S. Bancorp Fund Services (administration, fund accounting, transfer agency and custody), amounting to 7.5 basis points on average net assets of $303,578,397 from the June 30, 2022 Torray Fund semiannual report. It is also projected that the New Fund will have lower audit fees, legal fees, director and officer fees, and insurance in the RBB Fund complex, amounting to an additional reduction of 3.8 basis points in the New Fund’s gross expense ratio.

In addition, as a result of the lower expense ratio cap of the New OELA and its narrower exclusions from the term “operating expenses”, as described above, it is expected the net operating expenses of the New Fund with the New OELA in effect, at the very least, would be 0.12% lower than the net operating expenses of the Old Fund with the Old OELA in effect, again as shown the Torray Fund’s December 31, 2021 annual report.

WHO IS PAYING THE EXPENSES RELATED TO THE SPECIAL MEETING AND THE REORGANIZATION?

The Adviser, from its legitimate profits, will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting, the Proxy Statement, and the proxy solicitation. The Adviser will not seek reimbursement for any of these costs from the Fund.

WILL THERE BE ANY CHANGES TO THE OLD FUND’S OPERATIONS OR SERVICE PROVIDERS IF THE PROPOSAL IS APPROVED?

The Old Fund retains service providers who provide an array of services to the Trust. These services include custody, administration, accounting, transfer agency, distribution and compliance, as well as legal and auditing services (“Third Party Service Arrangements”). Currently, Third Party Service Arrangements are provided to the Old Fund by U.S. Bank N.A. (“USB”) (custody), U.S. Bank Global Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Foreside Funds Distributors LLC (“Foreside”) (distribution). Chief Compliance Officer (“CCO”) Services and Anti-Money Laundering Officer (“AMLO”) Services to the Old Fund are currently provided by an employee of the Adviser, who also serves as the Adviser’s CCO. Representatives of the Adviser also serve as the Old Fund’s President, Treasurer, and Secretary. Practus LLC serves as counsel to the Old Fund and its Independent Trustees. BBD, LLP serves as the Old Fund’s independent auditor.

For the New Fund, many of the Third-Party Service Arrangements will be provided by the same service providers as those provided to the Old Fund. For example, USBFS will provide administration, fund accounting and transfer agency services, USB will provide custody services, and Foreside will provide distribution services. However, there are some services currently being provided to the Old Fund that will not be provided to the New Fund by the same service provider. For example, Vigilant Compliance, LLC (“Vigilant”) will provide the New Fund with CCO and AMLO services. RBB representatives will serve as other officers of the New Fund, including its President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development. Faegre Drinker Biddle & Reath LLP will serve as counsel to the New Fund and its Independent Trustees. Cohen & Company, Ltd. is expected to serve as the New Fund’s independent auditor.

WILL THERE BE ANY DIFFERENCES BETWEEN THE OLD FUND’S BOARD AND THE NEW FUND’S BOARD?

The New Fund will be overseen by a different board than the Old Fund. The Old Fund has four Trustees, three of whom are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), and one of whom is an Interested Trustee because of his employment relationship with the Adviser. The Old Fund also has three Committees – an Audit Committee, a Valuation Committee, and a Nominating Committee -- each of which is comprised of all of the Independent Trustees.

The New Fund will have eight Trustees, seven of whom are Independent Trustees and one of whom is an Interested Trustee. Additional information about the Trustees of the New Fund and their responsibilities is provided in the proxy materials under the heading “CERTAIN INFORMATION REGARDING THE RBB TRUSTEES AND OFFICERS”. The New Fund will have the following seven standing committees: Audit Committee; Contract Committee; Executive Committee; Nominating and Governance Committee; Product Development Committee; Regulatory Oversight Committee; and Valuation Committee. Additional information about the Board Committees of the New Fund is provided in the proxy materials under the heading “STANDING COMMITTEES”,

WHAT DIFFERENCES WILL THERE BE BETWEEN THE OLD FUND AND NEW FUND WITH REGARD TO RULE 12B-1 FEES AND SHAREHOLDER SERVICING PLAN FEES?

Identical to the Old Fund, the New Fund will have neither Rule 12b-1 fees nor shareholder servicing plan fees.

WHEN IS THE REORGANIZATION EXPECTED TO CLOSE?

If approved by shareholders, the Reorganization is expected to close on or about December 9, 2022.

IS ADDITIONAL INFORMATION ABOUT THE OLD FUND AVAILABLE?

Yes, additional information about the Old Fund is available in the:

●	Prospectus for the Old Fund;
●	Annual and Semi-Annual Reports to Shareholders of the Old Fund; and
●	Statement of Additional Information (“SAI”) for the Old Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”) and on the website for the Old Fund- https://funds.torray.com/the-fund/.

IS ADDITIONAL INFORMATION ABOUT THE NEW FUND AVAILABLE?

Yes. Additional information about the New Fund is available on the SEC’s EDGAR website. The New Fund, which like the Old Fund will be called the “Torray Fund”, filed its preliminary registration statement under Rule 485(a) of the Securities Act of 1933 on September 28, 2022 to become a series of RBB Fund Trust (1933 Act Registration File No. 333-200168; 1940 Act Registration File No. 811-23011). That filing is available at: https://www.sec.gov/Archives/edgar/data/1618627/000139834422019357/fp0079926_485apos.htm.

Copies of all of these documents are available upon request without charge by writing to or calling:

The RBB Fund Trust	Torray Fund
615 East Michigan Street	615 East Michigan Street
Milwaukee, Wisconsin 53202	Milwaukee, Wisconsin 53202
1-800-626-9769	1-800-626-9769

You also may view or obtain these documents from the SEC:

By Email:	publicicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(‘RBB Fund Trust’ for information on the New Fund)
(‘Torray Fund’ for information on the Old Fund)

Who is eligible to vote?

Shareholders of record of the Old Fund as of the close of business on August 29, 2022, (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Old Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

How is a quorum for the Special Meeting established?

In order for a vote on the Reorganization Proposal to occur at the Special Meeting, a quorum of shareholders of the Old Fund must be present.  With respect to the Reorganization Proposal, the presence at the Special Meeting, in person or by proxy, of shareholders representing forty percent of the Old Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. Because the Reorganization Proposal presented for approval at the Special Meeting is a “non-routine” matter, broker-dealers and other intermediaries will not have discretionary authority to vote on that proposal in the absence of specific authorization from their customers. In the absence of such specific authorization, such broker-dealers and intermediaries also will not be counted as present for purposes of establishing a quorum. In the event the necessary quorum to transact business or the vote required to approve the Reorganization Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Reorganization Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the Old Fund’s shares cast at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum, and any adjournment with respect to the Reorganization Proposal will require the affirmative vote of the holders of a simple majority of the Old Fund’s shares entitled to vote on the Reorganization Proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

What vote is required to approve THE proposal?

The proposal requires the vote of the “majority of the outstanding voting securities” of the Old Fund. Under the Investment Company Act of 1940 (the “1940 Act”), a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Old Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Old Fund entitled to vote thereon.

HOW DOES THE BOARD SUGGEST THAT I VOTE?

After careful consideration, The Trust’s Board of Trustees recommends that you vote “FOR” the Proposal. Please see “Proposal – Board Considerations” below for a discussion of the Board’s considerations in making its recommendation. In approving the Reorganization, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of the Old Fund and its shareholders, and that the interest of the Old Fund’s shareholders would not be diluted as a result of the Reorganization.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of the Old Fund. Additionally, your immediate response on the enclosed proxy card is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon and to prevent the need for any further proxy solicitations.

HOW DO I PLACE MY VOTE?

You may provide your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-800-337-3503 between 8 a.m. and 7 p.m. Central Time, Monday through Friday.

PROPOSAL

OVERVIEW

At a meeting held on June 7, 2022, the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”), considered and unanimously approved a form of Agreement and Plan of Reorganization, a copy of which is attached to this Proxy Statement as Appendix A (the “Plan of Reorganization”). Under the Plan of Reorganization, the Old Fund, a series of the Trust, will assign all of its assets to the New Fund, a newly organized series of RBB Trust in exchange solely for (1) the number of New Fund shares equivalent in value to shares of the Old Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the New Fund’s assumption of all of the Old Fund’s liabilities, followed by a distribution of those shares to Old Fund shareholders so that the Old Fund shareholders would receive shares of the New Fund equivalent in value to the Old Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about December 9, 2022 (the “Closing Date”). Both the Old Fund and New Fund are sometimes referred to herein as a “Fund.” Like the Trust, RBB Trust is an open-end investment company registered with the SEC.

If the Plan of Reorganization is approved by the Old Fund’s shareholders, they will become shareholders of the New Fund. The New Fund’s investment objective and principal investment strategies are identical to those of the Old Fund. In addition, the investment adviser to the Old Fund, Torray LLC (the “Adviser”), will serve as the investment adviser to the New Fund.

However, there are some differences between the Old Fund and the New Fund. Currently, Third Party Service Arrangements are provided to the Trust by U.S. Bank N.A. (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Foreside Funds Distributors LLC (distribution). Many of the Third-Party Service Arrangements provided to RBB are by the same service providers as those provided to the Trust. However, there are some services currently being provided to the Old Fund that will not be provided by the same service provider to the New Fund. For example, the Trust’s CCO and AML Officer provide such services to the Old Fund, and RBB has obtained each of these functions from different sources.

RBB has retained Vigilant Compliance, LLC (“Vigilant”) to provide compliance services, including RBB’s CCO and AML Officer. Vigilant is a full-service global compliance firm servicing the regulatory needs of a diversified range of investment management clients. Biographical information with respect to these individuals, as well as Steven Plump, who serves as President to RBB, and James G. Shaw, who serves as Chief Financial Officer, Chief Operating Officer, and Secretary to RBB, is provided below in the section “Certain Information Regarding the RBB Trustees and Officers.” Additionally, none of the members of the Trust’s Board serve on the board of trustees of RBB.

BOARD CONSIDERATIONS

The Adviser recommended that the Board of Trustees of the Old Fund consider and approve the Reorganization. The Adviser indicated to the Board that its ability to support and enhance the prospects for future success of the Old Fund will be served best through the transfer of the assets of the Old Fund to RBB Trust and the New Fund. In making its recommendation, the Adviser noted that the size of RBB, along with the structure of its Third-Party Service Arrangements, allows for certain economies of scale to be realized which can result in lower expenses to shareholders and better prospects to grow the Fund.

The Board considered and determined that the Reorganization would not be detrimental to the current shareholders of the Old Fund. In making this determination, the Directors were cognizant of the differences between the Old Advisory Agreement and the New Advisory Agreement as well as the differences between the Old OELA and the New OELA (including the fact that the Adviser could recoup previously waived fees and reimbursements under the New OELA while it could not recoup them under the Old OELA and the fact that the New OELA will be in effect for a three year term through December 31, 2025 and might not be renewed, which may result in the operating expenses of the New Fund increasing after that date. They concluded, however, that the cost savings to shareholders from reorganizing into the New Fund would benefit shareholders despite the potential for recoupment and the possibility that the New OELA might be terminated. They also considered that the Reorganization would not result in any dilution of their interests in the Old Fund, and that shareholders who did not wish to become part of RBB could redeem their shares from the Old Fund prior to the Reorganization without the imposition of any redemption fee. The Board also considered that the Reorganization would have the benefit of being a tax-free reorganization, so that the Reorganization offered shareholders who wished to retain their investment with the Adviser with a tax advantaged means to do so. In addition, the Board considered that the New Fund was designed to be a newly created “clone” of the Old Fund, with an identical investment objective, investment strategies and risks, and that the New Fund will continue to be managed by the Adviser and by the same portfolio managers. Further, the Board considered that the New Fund’s contractual advisory fee and other operating expenses are expected to be lower than those of the Old Fund, and that the Adviser will enter into an operating expense limitation agreement with the New Fund (“New OELA”), a copy of which is attached to this Proxy Statement as Appendix B, with a lower expense ratio cap than the current operating expense limitation agreement (“Old OELA”), all resulting in the New Fund having a lower net expense ratio than the Old Fund (with the understanding, however, that the New OELA, unlike the Old OELA, will permit the Adviser to recoup any management fees waived or expenses reimbursed for a period not to exceed three years from the date on which such waiver or reimbursement is made, provided it is able to effect such recoupment without causing the New Fund’s expense ratio (after recoupment) to exceed (i) the expense limit in effect at the time of the waiver and (ii) the current expense limit in effect at the time of the recoupment). The Board finally considered that the Adviser has agreed to assume all of the expenses associated with the Reorganization.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Plan of Reorganization and has recommended such Plan to shareholders for their approval. In approving the Reorganization, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of the Old Fund and its shareholders, and that the interest of the Old Fund’s shareholders would not be diluted as a result of the Reorganization.

If shareholders approve the Reorganization, the Trustees and officers of the Trust will execute and implement the Plan of Reorganization. If approved, the Reorganization is expected to take effect after the close of business on the Closing Date, although that date may be adjusted in accordance with the Plan of Reorganization. Following the Reorganization, the Old Fund will be dissolved.

COMPARISON OF THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE FUNDS

The Old Fund is a series of the Trust, a Massachusetts business trust, and the New Fund is a series of RBB Trust, a Delaware statutory trust. The New Fund has been created as a shell series of RBB Trust solely for the purpose of the proposed Reorganization. The New Fund has an investment objective, principal investment strategies and risks that are identical to those of the Old Fund. Set forth below is the investment objective, principal investment strategy and principal risks of the Old Fund.

Investment Objective

The Torray Fund’s (the “Fund”) investment objective is to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long- and short-term gains.

Principal Investment Strategies

The Fund views common stock ownership as an investment in a business, and therefore invests for the long term, employing a value-oriented approach to security selection. The Fund invests principally in common stock of large-capitalization companies that generally have demonstrated records of profitability, conservative financial structures, and shareholder-oriented management. The Fund seeks to invest in such companies when it believes that valuations are modest relative to earnings, cash flow or asset values. Large capitalization companies are those with market capitalizations of $8 billion or more. Investments are held as long as the issuers’ fundamentals remain intact, and the Fund believes issuers’ shares are reasonably valued.

Ordinarily, 90% or more of the Fund’s assets will be invested in common stocks to the extent the Fund can identify common stocks which satisfy its selection criteria, with the balance held in U.S. Treasury securities or other cash equivalents. Although the number of holdings may vary, the Fund usually holds between 25 and 40 stocks, with positions in individual issuers generally ranging between 2% and 4% of the Fund’s assets. Generally, positions in individual issuers will not exceed 5% of Fund assets. The Fund will not invest in excess of 25% of its assets in any one industry and generally does not invest greater than 25% of its assets in any specific group of industries.

Principal Investment Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

General Risk. All investments are subject to risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund and investors face the risk that the Adviser’s business analyses may prove faulty.

Market Risk. The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods, sometimes rapidly and unpredictably.  Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. In addition, extraordinary events outside the control of the Fund, including acts of God (e.g., fire, flood, earthquake, storm, hurricane or other natural disaster), acts of war and terrorist activities, and global health events, such as epidemics, pandemics and disease, and their related social and economic impacts, may cause significant adverse market conditions and result in losses in value to the Fund’s investments.

Value-Style Investment Risk. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Sector Risk. The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Portfolio Management Risk. The Fund’s investors face the risk that the Adviser’s business analyses may prove faulty. If the fundamental prospects of a number of large holdings are misjudged, shareholders may suffer losses even during a time when the values of the general market and many other mutual funds are rising. Beyond that possibility, there is always a risk that money may be lost on any equity mutual fund, including the Fund. This stems from the fact that stock prices fluctuate daily - sometimes widely - in response to many factors such as changes to the outlook for company-specific and industry-wide fundamentals, the direction of the economy, interest rates and inflation. Investors that sell, whether through need or choice after prices have fallen, obviously will realize less, and depending upon the original cost of their shares, may suffer a loss

No Guarantee. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS

The Old Fund and New Fund have adopted identical fundamental investment limitations, which cannot be changed by the Trust or RBB without shareholder approval, and identical non-fundamental investment limitations, which may be changed by the respective Fund’s board without shareholder approval.

The investment limitations of the Old Fund and the New Fund are set forth below. Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

	Old Fund (Series of the Trust)	New Fund (Series of RBB)
Fund Policies	Fundamental Limitations	Fundamental Limitations
Borrowing money, including the purpose for which the proceeds will be used

Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.

Same.

	Old Fund (Series of the Trust)	New Fund (Series of RBB)
Fund Policies	Fundamental Limitations	Fundamental Limitations
Pledge, hypothecate, mortgage or otherwise encumber its assets	Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.	Same.
Purchasing securities on margin	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Same.
Making short sales

Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

Same.
Underwriting securities of other issuers

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Same.
Purchasing or selling real estate or commodities

Purchase or sell real estate, although it may invest in securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

Purchase or sell commodities or commodity contracts, including future contracts.

Same. Same.
Making loans	Make loans, except by purchase of debt obligations or by entering into repurchase agreements.	Same.
Investing as a diversified fund

Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets taken at current value may be invested without regard to such 5% limitation; provided, however, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

Acquire more than 10% of the voting securities of any issuer.

Same. Same.
Concentrating investments in a particular industry or group of industries	Concentrate more than 25% of the value of its total assets in any one industry.	Same.
Issuing senior securities	Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, by a SEC exemptive order, or by the SEC.	Same.

Old Fund (Series of the Trust)	New Fund (Series of RBB)
Non-Fundamental Limitations	Non-Fundamental Limitations
Invest more than 10% of the Fund’s net assets (taken at current value) in securities which at the time of such investment are not readily marketable.	Same.
Write (sell) or purchase options.	Same.
Buy or sell oil, gas or other mineral leases, rights or royalty contracts.	Same.
Make investments for the purpose of gaining control of a company’s management.	Same.

COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES

The Reorganization is expected to result overall in a decrease in annual fund operating expenses.

The comparative fee tables on the following pages are intended to help you understand the various costs and expenses you will pay as a shareholder in the Funds. The examples are intended to help you compare the costs of investing in the New Fund with the cost of investing in the Old Fund and other mutual funds. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

The pro forma shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization on both shareholder fees and operating expenses. The “current” Total Annual Fund Operating Expense Table and Examples shown in the tables are based on current actual expenses incurred by the Old Fund as of June 30, 2022, the date of its most recent semi-annual report. The “pro forma” Total Annual Fund Operating Expense Table and Examples shown in the tables are based on the projected expenses the New Fund are expected to incur going forward.

	Current (Old Fund)	Pro Forma (New Fund)
SHAREHOLDER FEES (Fees paid directly from your investment)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.85%
Other Expenses	0.18%	0.08%(1)
Total Annual Fund Operating Expenses	1.18%	0.93%
Less: Fee Waiver	-0.11%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	1.07%(2)	0.93%(3)

(1)	“Other Expenses” for the New Fund pro forma reflect estimated expenses for the New Fund’s first fiscal year.

(2)	For the Old Fund, Torray LLC (the “Adviser”) has contractually agreed prospectively pursuant to an Operating Expense Limitation Agreement (the “Agreement”) to waive its management fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, to 1.00% (the “Expense Cap”). For purposes of the Agreement, the term “Operating Expenses” includes the Adviser’s 1.00% management fee and all other expenses necessary or appropriate for the operation of the Fund, excluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses (“AFFE”), trustee fees and expenses, auditor fees and expenses, legal fees and expenses, insurance costs, registration and filing fees, printing, postage and mailing expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation. Fees waived and expenses paid by the Adviser pursuant to the Operating Expense limitation for the Old Fund are not eligible for recoupment. The Agreement is scheduled to remain in effect until April 30, 2024. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

(3)	For the New Fund, the Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund exceed 0.95% of the average daily net assets attributable to the Fund. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 0.95%: AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses. This contractual limitation is in effect until December 31, 2025 and may not be terminated without the approval of the Board of Trustees of RBB Trust. If at any time the New Fund’s Total Annual Fund Operating Expenses (not including AFFE, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.95% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed (i) the expense limitations that were in effect at the time of the waiver or reimbursement and (ii) the current expense limit in effect at the time of the reimbursement.

Example This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in each of the Old Fund and the New Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the effect of the Expense Cap.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years		5 Years		10 Years
Current (Old Fund)	Pro Forma (New Fund)	Current (Old Fund)	Pro Forma (New Fund)	Current (Old Fund)	Pro Forma (New Fund)	Current (Old Fund)	Pro Forma (New Fund)
$109	$95	$364	$296	$638	$515	$1,422	$1,143

PERFORMANCE INFORMATION

The information in this section shows you how the Old Fund has performed and illustrates the variability of the Fund’s returns over time. The bar chart depicts the Old Fund’s annual total return for the past 10 calendar years. The table below provides the average annual total return information for the Fund and includes both before- and after-tax returns. The Fund’s average annual returns since inception of the Fund are compared to the performance of appropriate broad-based indexes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The New Fund has not yet commenced operations and therefore has no performance history. However, if the Reorganization is approved by shareholders, the New Fund will acquire all of the assets, and assume all of the liabilities, of the Old Fund and will adopt the financial statements and performance history of the Old Fund.

During the period covered by this bar chart, the Fund’s highest return for a calendar quarter was 17.27% in the fourth quarter of 2020, and the lowest return for a calendar quarter was -26.40% in the first quarter of 2020.

The Fund’s year-to-date return for the nine-month period ended September 30, 2022 was -12.90%.

Average Annual Total Returns

(For the periods ended December 31, 2021)

	1 Year	5 Years	10 Years	Since Inception December 31, 1990
Torray Fund
Return Before Taxes	21.39%	7.29%	9.96%	9.63%
Return After Taxes on Distributions	18.14%	5.92%	8.85%	8.69%
Return After Taxes on Distributions and Sale of Fund Shares	14.27%	5.50%	7.99%	8.28%
Russell 1000 Value Index*(reflects no deduction for fees, expenses, or taxes)	25.16%	11.16%	12.97%	10.67%
S&P 500 Stock Index*(reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	11.24%

*	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower excepted and historical growth rates. The S&P 500 Stock Index measures the performance of 500 large-capitalization U.S. companies. These indexes are unmanaged and do not reflect the fees and expenses typically incurred by mutual funds. Results include reinvested dividends.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

The New Fund will offer substantially similar shareholder purchase and redemption services as the Old Fund, including telephone purchases and redemptions as well as online purchases and redemptions (where elected). The same third-party service providers will process these transactions and provide these services. Shares of the New Fund may be purchased and redeemed at the net asset value of the shares next calculated after the transfer agent receives your request in proper form.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in the Fund by contacting your financial intermediary or by mailing a check or wiring money into your account. The New Fund offers identical account minimums and automatic investment plan as the Old Fund.

Redemptions

You may redeem any or all of your shares in the Old Fund or, after the Reorganization, the New Fund, by writing or telephoning the Old Fund or New Fund, as well as by participating in the Fund’s systematic withdrawal plan or by online redemptions (where elected). Under the systematic withdrawal plan, you may redeem a specified amount of money from your account on monthly, quarterly, semi-annual or annual basis. These payments are sent from your account to a designated bank account by Automated Clearing House (“ACH”) payment or by check to the account address on file. In order to participate in the systematic withdrawal plan, your account balance must be at least $2,000, and systematic withdrawals must be for at least $250.

Dividends and other Distributions

The New Fund will have the same dividend and distribution policy as the Old Fund. Shareholders who have elected to have dividends and capital gain distributions reinvested in the Old Fund’s shares will continue to have dividends and capital gain distributions gains reinvested in the New Fund’s shares following the Reorganization.

Fiscal Year

The Old Fund currently operates on a fiscal year ending December 31. Following the Reorganization, the New Fund will assume the financial history of the Old Fund. The fiscal year end of the New Fund is August 31.

Legal Structures

As a technical matter of law, the Trust is organized as a Massachusetts business trust whose operations are governed by its Agreement and Declaration of Trust, its By-Laws, and applicable Massachusetts and federal law. RBB Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust, its By-Laws, and applicable Delaware and federal law. There are no material differences in the rights of shareholders of the Old Fund and the rights of shareholders of the New Fund. Many mutual funds in the United States use either one of these two forms of organization because they are functionally very similar and in either case are subject to federal regulation. The differences between operating as a series of a Massachusetts business trust or as a series of a Delaware statutory trust will not give rise to material differences in the operations of the Fund or change the responsibilities, powers or the fiduciary duties owed to shareholders by the Board. Further information about the Trust’s and RBB Trust’s current structure is contained in the Prospectus and Statement of Additional Information of the Old Fund and the New Fund, respectively, in the Trust’s and RBB Trust’s respective governing instruments, as well as in Massachusetts and Delaware law, respectively.

COMPARISON OF VALUATION PROCEDURES

The procedures that RBB intends to employ to value the securities of the New Fund will not be materially different from the procedures used by the Trust to value the securities of the Old Fund. In all cases where a price is not readily available and no other means are available for determining a price, both RBB and the Trust turn to their fair value procedures for guidance. Applying RBB’s valuation policies after the Reorganization to the New Fund is not expected to result in material differences in the New Fund’s net asset values compared to applying the Trust’s valuation policies to the Old Fund prior to the Reorganization.

MANAGEMENT

Investment Adviser

Torray LLC is a Maryland limited liability company organized in 2005, and is located at 7501 Wisconsin Ave., Suite 750W, Bethesda, Maryland 20814. The Adviser is controlled by Shawn M. Hendon, Suzanne E. Kellogg, William M Lane, and Jeffrey D. Lent, collectively. The Adviser is registered as an investment adviser with the SEC.

With respect to the Old Fund, for its services, the Adviser is entitled to an annual management fee of 1.00% of the Old Fund’s average daily net assets. The Old Advisory Agreement is a partial unified fee structure pursuant to which the Adviser is required to pay certain operating expenses of the Old Fund. It did so by entering into the Old OELA, structured so as to ensure that payment for such services was borne by the Adviser. Under the Old OELA, the Adviser has agreed to waive fees and/or reimburse expenses to ensure that the Old Fund’s operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, AFFE, trustee fees and expenses, auditor fees and expenses, legal fees and expenses, insurance costs, registration and filing fees, printing, postage and mailing expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation)  do not exceed 1.00% (the “Expense Cap”).  Fees waived and expenses paid by the Adviser pursuant to the Old OELA are not eligible for recoupment. The Old OELA is scheduled to remain in effect until April 30, 2024. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. As a result of the Old OELA, during the Old Fund’s last fiscal year, the Adviser was effectively paid a management fee of 0.91% of the Fund’s average daily net assets for the fiscal year ending December 31, 2021.

With respect to the New Fund, pursuant to the New Advisory Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the New Fund’s average daily net assets. The New Advisory Agreement is not a partial unified fee structure, but instead is styled as a more traditional advisory agreement. The New Advisory Agreement has a lower contractual fee rate than the 1.00% rate of the Old Advisory Agreement. In addition, the Adviser has contractually agreed per the New OELA to waive management fees and to make payments to limit New Fund expenses, until December 31, 2025, so that the total annual operating expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 0.95% of Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the New Fund by the Adviser for a period not to exceed three years from the date on which such waiver or reimbursement is made provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed (i) the expense limit in effect at the time of the waiver and (ii) the current expense limit in effect at the time of the recoupment. In addition, the New OELA is in effect for a three year period and is subject to renewal annually thereafter by the New Fund Board of Trustees. If the NEW OELA is not renewed at the end of the 3-year period, New Fund expenses may increase. The New Fund OELA may be terminated only by the New Fund’s Board of Trustees.

Portfolio Management Team

The current portfolio managers of the Old Fund will remain the same and will continue serving as such to the New Fund. For more detailed information about each Fund’s portfolio managers, including their principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus, as supplemented, and Statement of Additional Information of the Old Fund.

Rule 12b-1 Distribution Plan and Shareholder Servicing Plan Fees Comparison

Neither the Old Fund nor the New Fund maintain a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan.

COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS

The Old Fund retains service providers who provide an array of services to the Trust. These services include custody, administration, accounting, transfer agency, distribution and compliance, as well as legal and auditing services (“Third Party Service Arrangements”). Currently, Third Party Service Arrangements are provided to the Old Fund by U.S. Bank N.A. (“USB”) (custody), U.S. Bank Global Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Foreside Funds Distributors LLC (“Foreside”) (distribution). Chief Compliance Officer (“CCO”) Services and Anti-Money Laundering Officer (“AMLO”) Services to the Old Fund are currently provided by an employee of the Adviser, who also serves as the Adviser’s CCO. Representatives of the Adviser also serve as the Old Fund’s President, Treasurer, and Secretary. Practus LLC serves as counsel to the Old Fund and its Independent Trustees. BBD, LLP serves as the Old Fund’s independent auditor.

For the New Fund, many of the Third-Party Service Arrangements will be provided by the same service providers as those provided to the Old Fund. For example, USBFS will provide administration, fund accounting and transfer agency services, USB will provide custody services, and Foreside will provide distribution services. However, there are some services currently being provided to the Old Fund that will not be provided to the New Fund by the same service provider. For example, Vigilant Compliance, LLC (“Vigilant”) will provide the New Fund with CCO and AMLO services. RBB representatives will serve as other officers of the New Fund, including its President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development. Faegre Drinker Biddle & Reath LLP will serve as counsel to the New Fund and its Independent Trustees. Cohen & Company, Ltd. is expected to serve as the New Fund’s independent auditor.

The following table lists the principal service providers for the Old Fund and the New Fund:

Service Providers
Service	Old Fund	New Fund
Distributor	Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, Pennsylvania 19312	Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, Pennsylvania 19312

Custodian	U.S. Bank N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	U.S. Bank N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Transfer Agent, Fund Accountant and Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Chief Compliance Officer Services and Anti-Money Laundering Officer Services	Torray LLC 7501 Wisconsin Avenue, Suite 750W Bethesda, Maryland 20814	Vigilant Compliance, LLC Gateway Corporate Center 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, Pennsylvania 19317
Independent Auditors	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, Pennsylvania 19103	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Legal Counsel	Practus, LLP 1300 Tomahawk Creek Pkwy, Suite 310 Leawood, Kansas 66211	Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103

The service providers to the Old Fund and the New Fund are the same except for compliance services, independent auditors, and legal counsel. The contractual obligations of the various service providers will not differ between the Old Fund and New Fund.

The lower fees charged to the New Fund by the Old Fund’s and the New Fund’s primary service provider, U.S. Bancorp Fund Services (administration, fund accounting, transfer agency and custody) are projected to amount to 7.5 basis point reduction in the New Fund’s gross expense ratio based on average net assets of $303,578,397 from the June 30, 2022 Torray Fund semiannual report. It is also projected that the New Fund will have lower audit fees, legal fees, director and the officer fees, and insurance in the RBB Fund complex, amounting to an additional reduction of 3.8 basis points in the New Fund’s gross expense ratio.

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

Shareholders of the Old Fund are being asked to approve the Plan of Reorganization, pursuant to which the New Fund will acquire all of the assets and assume all of the liabilities of the Old Fund in exchange for shares of the New Fund.

The Plan of Reorganization provides that the number of full and fractional shares to be issued by the New Fund in connection with the Reorganization will be the same as the number of shares owned by the Old Fund shareholders on the Closing Date.  The Plan of Reorganization also provides that the net asset value of shares of the New Fund will be the same as the net asset value of shares of the Old Fund. The value of the assets to be transferred by the Old Fund will be determined using the valuation procedures used by the Old Fund in determining its daily net asset value. The parties to the Plan of Reorganization have agreed to use commercially reasonable efforts to resolve, prior to the Closing Date, any material pricing differences for prices of portfolio securities that might arise from use of the Old Fund’s valuation procedures. The valuation will be calculated at the time of day the Old Fund ordinarily calculates its net asset value (normally the close of regular trading on the New York Stock Exchange) and will take place simultaneously with the closing of the Reorganization.

The Old Fund will distribute the New Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Old Fund will be credited with shares of the New Fund having an aggregate value equal to the Old Fund shares that the shareholders hold of record on the Closing Date. At that time, the Old Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Plan of Reorganization may be terminated by resolution of the Board of Trustees of the Trust or the Board of Trustees of RBB Trust on behalf of the Old Fund or the New Fund, respectively, under certain circumstances.  Completion of the Reorganization is subject to numerous conditions set forth in the Plan of Reorganization. An important condition to closing is that the Old Fund receives a tax opinion to the effect that the Reorganization will qualify as a “tax-free reorganization” for U.S. federal income tax purposes, subject to certain qualifications. As such, the Reorganization will not be taxable for such purposes to the Old Fund, the New Fund or the Old Fund’s shareholders. Lastly, the closing is conditioned upon both the Old Fund and the New Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the New Fund.

FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of the Reorganization, the Trust and RBB will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, provided the Reorganization so qualifies, the Old Fund, the New Fund, and the Old Fund’s shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the New Fund’s shares received by each shareholder of the Old Fund in the Reorganization will be the same as the tax basis of, and the holding period for, the Old Fund’s shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the New Fund’s shares received, the Old Fund’s shares exchanged must have been held as capital assets by the shareholder).

The Old Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code. Accordingly, the Old Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders. Note that (1) for certain federal tax purposes, the New Fund will be treated just as the Old Fund would have been treated if there had been no Reorganization, with the result that, among other things, the Reorganization will not terminate the Old Fund’s taxable year and the part of its taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization, and (2) the New Fund will initially operate on a fiscal, and therefore taxable, year ending December 31 of each year, which is a continuation of the Old Fund’s taxable years ending December 31 of each year.

Provided that the Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally:

●	The Old Fund will not recognize any gain or loss as a result of the Reorganization;

●	The Old Fund shareholders will not recognize any gain or loss as a result of the receipt of the New Fund’s shares in exchange for such shareholder’s Old Fund shares pursuant to the Reorganization;

●	The tax basis in and holding period for the Old Fund’s assets will be maintained when transferred to the New Fund; and

●	Each Old Fund shareholder’s aggregate tax basis in the New Fund shares received pursuant to the Reorganization will equal the shareholder’s aggregate tax basis in the Old Fund shares held immediately before the Reorganization, and the shareholder’s holding period for the Old Fund shares will carry over to the New Fund shares, provided that the Old Fund shares were held for investment.

Although the Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

CERTAIN INFORMATION REGARDING THE RBB TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the Board of Trustees of RBB Trust (the “RBB Board”) in accordance with its Declaration of Trust and By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The RBB Board consists of eight individuals, seven of whom are not “interested persons” (as defined under the 1940 Act) of RBB and the Adviser (“RBB Independent Trustees”). The Trust’s Board of Trustees consists of four Trustees, three of whom are Independent Trustees. Pursuant to the Governing Documents of RBB, RBB’s Board shall elect officers including a President, a Secretary, and a Treasurer. The RBB Board may also have, at its discretion, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of the Governing Documents. The RBB Board retains the power to conduct, operate and carry on the business of RBB and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of RBB's purposes. The Board of Trustees of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust. The RBB Board, officers, employees and agents of RBB, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Board Leadership Structure. The RBB Board is led by Arnold M. Reichman, an Independent Trustee who has served as the Chairman of the RBB Board since 2021. The Chairman of the RBB Board is responsible for (a) presiding at RBB Board meetings, (b) interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings (c) consulting with the other Independent Trustees and its officers and legal counsel, as appropriate, and (d) performing other functions as requested by the Board from time to time.

RBB Board Risk Oversight. The Board performs its risk oversight function for RBB through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through RBB’s investment advisers and other service providers, RBB officers and RBB’s CCO.  RBB is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to RBB is the responsibility of RBB’s investment advisers or other service providers (depending on the nature of the risk) that carry out RBB’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from RBB’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The RBB Board provides risk oversight by receiving and reviewing on a regular basis reports from RBB’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with RBB’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with RBB’s CCO to discuss compliance reports, findings and issues.  The Board also relies on RBB’s investment advisers and other service providers, with respect to the day-to-day activities of RBB, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on RBB’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with RBB’s independent registered public accounting firms to ensure that RBB’s respective audit scopes for its series funds include risk-based considerations as to RBB’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of RBB’s investments or activities.

Trustee Qualifications. Generally, the Board of the New Fund believes that each RBB Trustee is competent to serve because of his or her individual overall merits including: (i) extensive relevant experience in addition to their Board responsibilities for RBB, (ii) specific attributes and (iii) specific skills. Mr. Julian Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Gregory Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Lisa Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Nicholas Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Arnold Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Robert Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Brian Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Robert Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. RBB does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each RBB Trustee makes them each highly qualified and well versed in the regulatory framework under which investment companies must operate.

Trustees and Officers. The Trustees and officers of RBB, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name, Address, and Age	Position(s) Held with Trustee	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Trustee	June 2021 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	58	AMDOCS Limited (service provider to telecommunications companies).

Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Trustee	June 2021 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	58	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 55	Trustee	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	58	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Trustee	June 2021 to present	Since 1997, Consultant, financial services organizations.	58	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Trustee	June 2021 to present June 2021 to present	Retired.	58	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Trustee	June 2021 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	58	Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Trustee	June 2021 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	58	None.
INTERESTED TRUSTEE[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Trustee	June 2021 to present June 2021 to present	Since 2002, Senior Director — Investments and prior thereto Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	58	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer and Anti-Money Laundering Officer	June 2021 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); Since 2021, Chief Compliance Officer of The RBB Fund Trust; from 2009 to 2022, President of The RBB Fund, Inc.; from 2021 to 2022, President of The RBB Fund Trust.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	June 2021 to present August 2022 to present	Chief Financial Officer and Secretary of The RBB Fund, Inc. (since 2016) and The RBB Fund Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Director of Marketing & Business Development	June 2021 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	June 2021 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	June 2021 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	June 2021 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	June 2021 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Trustee oversees 58 portfolios of the fund complex, consisting of the series in RBB Trust (10 portfolios) and in The RBB Fund, Inc. (48 portfolios).

1.	Subject to RBB’s Retirement Policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Trustee or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Mr. Sablowsky is considered an “interested person” of RBB as that term is defined in the 1940 Act and is referred to as an “Interested Trustee.” Mr. Sablowsky is considered an “Interested Trustee” of RBB by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

 Standing Committees

Audit Committee. The Board has an Audit Committee comprised of three Independent Trustees. The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2022.

Contract Committee. The Board has a Contract Committee comprised of the Interested Trustee and four Independent Trustees. The current members of the Contract Committee are Ms. Dolly and Messrs. Brodsky, Chandler, Sablowsky and Straniere. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of RBB Trust. The Contract Committee convened five times during the fiscal year ended August 31, 2022.

Executive Committee. The Board has an Executive Committee comprised of the Interested Trustee and three Independent Trustees. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of RBB Trust when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2022.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Trustees. The current members of the Nominating and Governance Committee are Messrs. Brodsky, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Trustees of RBB. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of RBB Trust’s Secretary. The Nominating and Governance Committee convened two times during the fiscal year ended August 31, 2022.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Trustee and three Independent Trustees. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to RBB Trust. The Product Development Committee met five times during the fiscal year ended August 31, 2022.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Trustee and four Independent Trustees. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, Shea and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of RBB Trust. The Regulatory Oversight Committee met four times during the fiscal year August 31, 2022.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Trustee and two officers of RBB Trust. The members of the Valuation Committee are Messrs. Faia, Sablowsky and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee met four times during the fiscal year ended August 31, 2022.

RBB Trustees are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Trustees or any committee thereof. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of RBB Trust, and served as President of RBB Trust until August 2022. Vigilant Compliance, LLC is compensated for the services provided to RBB Trust, and such compensation is determined by the Board.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Adviser

As of December 31, 2021, no Independent Trustee of the Trust (or any of his/her immediate family members) owned beneficially or of record, securities of the Adviser, the Old Fund’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter.

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of shares. Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines. The Fund does not execute portfolio transactions through affiliated brokers.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Old Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date. As of the Record Date, 6,330,220 shares of the Old Fund were outstanding.

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Old Fund. Any person who owns of record or beneficially 5% or more of the outstanding shares of the Old Fund is deemed to be an “affiliated person” of the Fund. A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Old Fund.

As of September 30, 2022, Trustees and officers of the Old Fund, as a group, owned 4.95% of the outstanding shares of the Old Fund, and the RBB Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Old Fund. As of September 30, 2022, the following shareholders were considered to be either a control person or an affiliated person of the Old Fund:

Shareholder	# of Shares	% of Fund
Charles Schwab & Co. Inc.* FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94105-1905	564,974	8.94%
JP Morgan Securities LLC* 1 Metrotech Center, Floor 3 Brooklyn, NY 11201-3873	460,805	7.29%
National Financial Services LLC* 499 Washington Boulevard Jersey City, NJ 07310-1995	427,165	6.76%

*	The Trust believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, 7501 Wisconsin Ave., Suite 750W, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You may vote in one of three ways:

●	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States)

●	vote on the Internet at the website address printed on your proxy ballot

●	call the toll-free number printed on your proxy ballot

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Old Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

In addition to the solicitation of proxies by mail or expedited delivery service, employees of the Adviser may solicit proxies by telephone.   The Adviser, from its legitimate profits, will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting, the Proxy Statement, and the proxy solicitation. The Adviser will not seek reimbursement for any of these costs from the Fund.

QUORUM AND REQUIRED VOTE FOR THE OLD FUND

The presence in person or by proxy of shareholders entitled to cast a majority of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of the proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Old Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of such Old Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Old Fund’s outstanding shares. The Special Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable period of time after the date set for the original Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting.

In order for a vote on the Reorganization Proposal to occur at the Special Meeting, a quorum of shareholders of the Old Fund must be present.  With respect to the Reorganization Proposal, the presence at the Special Meeting, in person or by proxy, of shareholders representing forty percent of the Old Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. Because the Reorganization Proposal presented for approval at the Special Meeting is a “non-routine” matter, broker-dealers and other intermediaries will not have discretionary authority to vote on that proposal in the absence of specific authorization from their customers. In the absence of such specific authorization, such broker-dealers and intermediaries also will not be counted as present for purposes of establishing a quorum. In the event the necessary quorum to transact business or the vote required to approve the Reorganization Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Reorganization Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the Old Fund’s shares cast at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum, and any adjournment with respect to the Reorganization Proposal will require the affirmative vote of the holders of a simple majority of the Old Fund’s shares entitled to vote on the Reorganization Proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

The Adviser and its affiliates have the authority to vote on the proposals from certain shareholders of record of the Old Fund. The Adviser and its affiliates intend to vote such proxies FOR the proposals.

The closing date for the Reorganization is set to be on or about December 9, 2022, pending shareholder approval.

HOUSEHOLDING

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements that the Trust sends.  If you would like to receive an additional copy, please contact the Trust by writing c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 1-800-626-9769.  The Old Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Old Fund’s reports and proxy statements and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this ___ day of ___, by and among THE RBB FUND TRUST, a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“RBB Trust”), on behalf of its series, the Torray Fund (“New Fund”), THE TORRAY FUND, a Massachusetts business trust, with its principal place of business at 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814 (the “Trust”), on behalf of its series, the Torray Fund (“Old Fund”), and, solely for purposes of paragraph 7, Torray LLC, the investment manager to the New Fund and the Old Fund (“Torray”) with its principal place of business at 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814. (Each of RBB Trust and the Trust is sometimes referred to herein as an “Investment Company,” and each of New Fund and Old Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of a Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each of New Fund and Old Fund wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations (“Regulations” Section 1.368-2(g)). The reorganization will involve the Old Fund reorganizing from a series of the Trust to a series of RBB Trust by (1) transferring all its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Old Fund and New Fund being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old Fund currently offers one class of shares (“Old Fund Shares”). New Fund will offer one class of shares (“New Fund Shares”). The Old Fund Shares have identical characteristics to the New Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1.       Subject to the requisite approval of the Old Fund’s shareholders and the terms and conditions set forth herein, the Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefore, the New Fund shall:

(a)       Issue and deliver to Old Fund the number of full and fractional New Fund Shares equal in aggregate net asset value (“NAV”) to the NAV of full and fractional Old Fund Shares then outstanding, as determined in accordance with Section 2 hereof; and

(b)       Assume all of Old Fund’s liabilities as described in paragraph 1.3 (“Liabilities”); and

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2       The Assets shall consist of all assets and property of every kind and nature of the Old Fund at the Effective Time (as defined in paragraph 3.1), including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on Old Fund’s books. The Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to RBB Trust.

1.3       The Liabilities shall consist of all of the Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 4.3(e)) borne by Torray pursuant to paragraph 7. Notwithstanding the foregoing, the Old Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements).

1.4       At or before the Closing, the New Fund shall redeem the Initial Share (as defined in paragraph 6.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) or (b) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in each case in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by RBB Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares held by such Shareholder at the Effective Time. The aggregate NAV of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares held by such Shareholder at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records. RBB Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5       Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are transferred, as a condition of that issuance and transfer.

1.6       Any reporting responsibility of the Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of the Old Fund up to and including the later of: (a) the Effective Time, or (b) the date the Old Fund is dissolved and terminated, provided, however, that the New Fund shall be responsible for filing any tax return covering a period that includes any portion of a period after the date of the Closing.

1.7       After the Effective Time, the Old Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, the Old Fund shall be terminated as a series of the Trust.

2.       VALUATION

2.1       VALUATION OF ASSETS. The value of each of the Old Fund’s assets to be acquired by the New Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing date (such time and date may also be referred to as the “Valuation Date”), using the valuation procedures set forth in Old Fund’s Agreement and Declaration of Trust and the Old Fund’s then current Prospectus or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2       VALUATION OF SHARES. The NAV per share of the New Fund’s Shares shall be the NAV per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the New Fund’s then current Prospectus and Statement of Additional Information.

2.3        EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the New Fund or the Old Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the New Fund or the Old Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.4       DETERMINATION OF VALUE. The Old Fund and the New Fund agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Old Fund and those determined in accordance with the pricing policies and procedures of the New Fund.

3.	CLOSING AND EFFECTIVE TIME

3.1       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business ([5:00] p.m., Central Time) on _________ (“Effective Time”). The Closing shall be held at RBB Trust’s offices or at such other place as to which the Investment Companies agree.

3.2       The Trust shall cause the custodian of the Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to RBB Trust (or to its custodian (“New Custodian”), if RBB Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Old Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Old Custodian by the Trust, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to RBB Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

3.3       The Trust shall deliver, or shall direct its transfer agent to deliver, to RBB Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Old Fund Shares of the Fund that each such Shareholder owns, at the Effective Time, certified by The Trust’s Secretary or by its transfer agent, as applicable. RBB Trust shall direct its transfer agent to deliver to the Trust at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on the New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s accounts on those records.

3.4       The Trust shall deliver to RBB Trust, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, which is being carried on the Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.

3.5       At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President or Treasurer, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4.	REPRESENTATIONS AND WARRANTIES

4.1       The Trust, on behalf of the Old Fund, represents and warrants to RBB Trust, on behalf of the New Fund, as follows:

(a)       The Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and its Agreement and Declaration of Trust dated April 19, 1990 (“Trust Declaration”); (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)        Old Fund is a duly established and designated series of the Trust;

(c)       The execution, delivery, and performance of this Agreement has been duly authorized at the date hereof by all necessary action on the part of the Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       At the Effective Time, the Trust will have good and marketable title to the Assets for Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, RBB Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) except securities that are restricted to resale by their terms;

(e)       The Trust, with respect to Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Trust Declaration or the Trust’s By-laws dated April 19, 1990 (“Trust’s By-laws”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Old Fund’s behalf, is a party or by which it is bound;

(f)       At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights the Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)       Except as disclosed in Old Fund’s Disclosure Schedule, attached hereto as Appendix A, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and the Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either Old Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(h)        Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2021, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and present fairly, in all material respects, Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)       Since December 31, 2021, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by Old Fund of indebtedness (except indebtedness incurred in connection with investment contracts including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities that Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)       All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)        Old Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations § 301.7701-3; Old Fund is a “fund” (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1)); for each taxable year of its operation, Old Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has elected to be treated as such; Old Fund has been eligible to and has computed its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)       All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 3.3; and Old Fund has no outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)        Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)        Old Fund is not under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A));

(o)       Old Fund’s current prospectus and statement of additional information as filed on Form N-1A with the U.S. Securities and Exchange Commission (collectively, the “Prospectus”) (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p) The information furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed by RBB Trust with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the Proxy Statement (as defined in paragraph 4.3(a)) (other than written information provided by RBB Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)       Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its Prospectus, except as previously disclosed in writing to RBB Trust;

(r)       The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

(s)        To the knowledge of management of Old Fund, there is no plan or intention by the shareholders of Old Fund who own five percent (5%) or more of the outstanding Old Fund Shares, and to the best of the knowledge of management of Old Fund, there is no plan or intention on the part of the remaining shareholders of Old Fund, to sell, exchange or otherwise dispose of any of the New Fund Shares received in connection with the Reorganization (other than in the ordinary course of business).

4.2       RBB Trust, on behalf of the New Fund, represents and warrants to the Trust, on behalf of the Old Fund, as follows:

(a)       RBB Trust (1) is a statutory trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Amended and Restated Agreement and Declaration of Trust dated October 21, 2015, as amended (“RBB Declaration”) is on file with the Delaware Secretary of State, (2) is duly registered under the 1940 Act as an open-end management investment company and such registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       At the Effective Time, New Fund will be a duly established and designated series of RBB Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of RBB Trust, without assets (except the amount paid for the Initial Share if they have not already been redeemed by that time), liabilities, employees or business activities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of RBB Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of RBB Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       Except for the Initial Share (as defined in paragraph 6.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by the New Fund;

(e)       No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)       RBB Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the RBB Declaration or RBB Trust’s By-laws, adopted August 29, 2014, as amended (“RBB’s By-laws”), or any Undertaking to which RBB Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which RBB Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)       Except as disclosed in New Fund’s Disclosure Schedule, attached hereto as Appendix B, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to RBB Trust’s knowledge, threatened against RBB Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the RBB Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either New Fund’s business or RBB Trust’s ability to consummate the transactions contemplated hereby;

(h)        New Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations §301.7701-3; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a “fund” (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; New Fund expects to meet the requirements of Subchapter M of the Code for qualification as a RIC for the taxable year in which the Reorganization occurs; New Fund will elect to be treated as such and expects to be eligible to compute its federal income tax under section 852 for such taxable year; and New Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so compute its federal income tax, for the taxable year following that in which the Reorganization occurs;

(i)       The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by RBB Trust;

(j)       There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)       Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A)); and

(l)       The information furnished by RBB Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including Financial Industry Regulatory Authority, Inc.) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.3       Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)       No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) RBB Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) the Trust’s filing with the Commission of a proxy statement on Schedule 14A (the “Proxy”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)       The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(c)       The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

(d)       None of the compensation received by any Shareholder who is an employee of a service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)       Except as otherwise set forth herein, no expenses incurred by the Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by the New Fund, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to the Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(f)       New Fund has no plan or intention to sell or otherwise dispose of any of the assets of Old Fund acquired in connection with the Reorganization, except for dispositions made in the ordinary course of business;

(g)        Following the Reorganization, New Fund will continue the historic business of operating an open-end management investment company; and

(h)       Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets – except for assets used to pay Fund expenses incurred in the ordinary course of business – and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS

5.1       The Trust covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2       The Trust covenants that it will assist RBB Trust in obtaining such information as RBB Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

5.3       The Trust covenants that it will turn over its books and records pertaining to the Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to RBB Trust at the Closing.

5.4       RBB Trust, on behalf of the New Fund, will provide the Trust, on behalf of the Old Fund, with the materials and information in connection with the Proxy Statement as counsel to the Trust may reasonably request and RBB Trust covenants to cooperate with the Trust in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

5.5       Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) RBB Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Trust, on the Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6       RBB Trust covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act, the 1940 Act in order to commence and continue the New Fund’s operations after the Effective Time.

5.7       Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company and Torray of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

6.1       This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Old Fund’s shareholders at the Shareholders Meeting;

6.2       All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

6.3       At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4       The Investment Companies shall have received an opinion of Faegre Drinker Biddle & Reath LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 3.5(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)              The transfer to the New Fund of the Assets of the Old Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities, followed by Old Fund’s distribution of such New Fund shares pro rata to the Shareholders in exchange for their Old Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)              Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and its assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)              New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities;

(d)              New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)              Each Shareholder will recognize no gain or loss on the exchange of Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)              Each Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate adjusted basis in the Old Fund Shares surrendered by the Shareholder in exchange for those New Fund Shares, and the holding period for those New Fund Shares will include, in each instance, the holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)              The Reorganization will not result in the termination of Old Fund’s taxable year, and pursuant to Section 381 of the Code and Regulations thereunder, New Fund will succeed to and take into account the items of Old Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed regarding (i) the federal income tax consequences of the payment of Reorganization Expenses by Torray, except in relation to the qualification of the transfer of the Old Fund’s Assets to New Fund as a reorganization under Section 368(a) of the Code and (ii) any state, local or foreign tax consequences of the Reorganization;

6.5       Before the Closing, RBB Trust’s Board shall have authorized the issuance of, and RBB Trust shall have issued, one New Fund Share (“Initial Share”) to Torray or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management contract and other agreements and plans referred to in paragraph 6.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder, which Initial Share shall be repurchased by New Fund at the Effective Time for the amount paid for it;

6.6       RBB Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by RBB Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Torray or its affiliate as the New Fund’s sole shareholder; and

6.7       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.	EXPENSES

Torray shall bear all Reorganization Expenses, which shall be paid at or prior to Closing. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, filing and distributing (including printing and mailing costs) Old Fund’s prospectus supplements, Proxy Statement and other proxy materials and the New Fund’s Registration Statement, (2) legal and accounting fees incurred by the Trust, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).

8.	ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY

8.1       Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing. The covenants to be performed after the Closing, and the obligations of RBB Trust, on behalf of the New Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

8.2       Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1       By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before November 18, 2023, or such other date as to which the Investment Companies agree; or

9.2       By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding the Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 6.1 and 6.4.

11.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust, 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814, Attention: Shawn M. Hendon, with copies to Practus LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, Attention: Thomas G. Sheehan, and to RBB Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: James G. Shaw, with copies to Faegre Drinker, Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, Attention: Jillian Bosmann.

13.	MISCELLANEOUS

13.1     This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.2      Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than RBB Trust, on New Fund’s behalf, or the Trust, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.3      Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of each of its Fund (“Fund Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or each of its Fund’s behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

13.4      This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

THE TORRAY FUND, on behalf of Old Fund

By:
Shawn M. Hendon
President

THE RBB FUND TRUST, on behalf of New Fund

By:
Steven Plump
President

Solely for purposes of paragraph 7,
TORRAY LLC

By:
Shawn M. Hendon
President

Exhibit A

Old Fund’s Disclosure Schedule

The Old Fund has been named as a defendant in the following matters:

●	[NONE]

Exhibit B

New Fund’s Disclosure Schedule

●	[NONE]

APPENDIX B

FORM OF EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT

THIS EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT (the “Agreement”) is effective as of [  ] by and between Torray LLC (the “Adviser”), a Maryland limited liability company, and The RBB Fund Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed on Appendix A hereto (the “Fund”).

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company; and

WHEREAS, the Adviser renders advice and services to the Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”); and

WHEREAS, the Fund is responsible for, and has assumed the obligation for, payment of certain expenses that have not been assumed by the Adviser; and

WHEREAS, the Adviser desires to limit the Fund’s Expenses (as such term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Adviser to implement those limits;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intended to be legally bound hereby, mutually agree as follows:

1. Limit on Expenses. The Adviser hereby agrees to waive all or a portion of its advisory fee and/or reimburse expenses to limit the Fund’s current Expenses to an annual rate, expressed as a percentage of its average daily net assets, to the amount listed in Appendix A (the “Annual Limit”). In the event that the current Expenses of the Fund, as accrued each month, exceed its Annual Limit, the Adviser will waive all or a portion of its advisory fee and/or reimburse expenses, on a monthly basis, the excess expense within thirty (30) calendar days of being notified that an excess expense payment is due. In the event that the Board of Trustees of the Trust determines that an excess expense payment due date be other than thirty (30) calendar days, the Trust will provide the Adviser with ten (10) calendar days written notice prior to the implementation of such other excess expense payment due date. In no case will an excess expense payment due date be less than fifteen (15) calendar days from the date the Adviser is notified of such excess expense.

2. Definition. For purposes of this Agreement, the term “Expenses” with respect to the Fund is defined to include all expenses necessary or appropriate for the operation of the Fund, including the investment advisory or management fee detailed in the Advisory Agreement, any Rule 12b-1 fees and other expenses described in the Advisory Agreement, but does not include acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses.

3. Reimbursement of Fees and Expenses. The Trust hereby agrees to reimburse the Adviser for any advisory fees forgone and other payments remitted by the Adviser to the Fund pursuant to this Agreement set forth above ("Excess Expenses"), subject to the conditions set forth in this Section 3. Such reimbursement will be made as promptly as possible, and to the maximum extent permissible without causing the Expenses for any year to exceed the Annual Limit; provided, however, that such reimbursement for Excess Expenses shall be made only if (i) payable within three years after the date on which such Excess Expenses were incurred and (ii) is able to be effected without causing the Fund’s expense ratio (after recoupment) to exceed the expense limit in effect at the time of the waiver or expense reimbursement.

4. Term. This Agreement shall become effective on the date specified herein for an initial term running through December 31, 2025 and for consecutive one-year terms thereafter, subject to annual approval by the Board of Trustees of the Trust, unless sooner terminated as provided in Paragraph 5 of this Agreement.

5. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser, other than at the end of any one-year term by providing sixty (60) days’ written notice to the Fund, without the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld. This Agreement will automatically terminate, with respect to the Fund, if the Advisory Agreement is terminated with respect to the Fund, with such termination effective upon the effective date of the Advisory Agreement’s termination with respect to the Fund.

6. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND TRUST, on behalf of its series, the Torray Fund

By:
Name: Steven Plump
Title: President

TORRAY LLC

By:
Name:
Title:

APPENDIX A

Fund	Expense Limitation	Initial Term Month End Date
Torray Fund	0.95%	December 31, 2025

APPENDIX C

PROXY CARD